UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2023

NASCENT BIOTECH, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55299	46-5001940
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

631 Hwy 1 Suite 407 North Palm Beach, FL	33480
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 961-5656

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.1 OTHER EVENTS

On August 31, 2023 the Company entered into an agreement with YAII PN, LTD (YAII) on the repayment of $400,000 of convertible debentures held by YAII. Under the terms of the agreement the Company paid $50,000 on August 24, 2023, $50,000 on September 26, 2023, and $50,000 on October 30, 2023 and $250,000 on or before December 31, 2023.

On December 15, 2023, the Company made the final payment of $250,000 completing the transaction eliminating the variable convertible debenture. There were no conversion of the note to stock during the period of the agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASCENT BIOTECH, INC.

/s/ Sean Carrick
Sean Carrick
President

Date: December 19, 2023

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